                                                                               .
                                                                               .
                                                                               .
     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JUNE 20, 2005

                                                                                                              DAYRATE
     RIG NAME        WD       DESIGN           LOCATION     STATUS*       OPERATOR          CURRENT TERM       (000s)
-------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------------------------------
Ocean Quest        3,500'  Victory Class          GOM     Contracted       Walter       one assignment well   mid 120's
                                                                                             from Noble
-------------------------------------------------------------------------------------------------------------------------
Ocean Star         5,500'  Victory Class          GOM     Contracted     Kerr-McGee      220 day extension    mid 70's
-------------------------------------------------------------------------------------------------------------------------
Ocean America      5,500'  Ocean Odyssey          GOM     Contracted       Pioneer          three wells       low 150's
-------------------------------------------------------------------------------------------------------------------------
Ocean Valiant      5,500'  Ocean Odyssey          GOM     Contracted     Kerr-McGee           one well        high 90's
-------------------------------------------------------------------------------------------------------------------------
Ocean Victory      5,500'  Victory Class          GOM     Contracted        Shell            two wells        low 160's
-------------------------------------------------------------------------------------------------------------------------
Ocean Confidence   7,500'  DP Aker H-3.2          GOM     Contracted         BP            five-year term     mid 170's
                           Modified
-------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-------------------------------------------------------------------------------------------------------------------------
Ocean Voyager      2,000'  Victory Class          GOM     Contracted     Kerr-McGee           one well        low 110's
-------------------------------------------------------------------------------------------------------------------------
Ocean Concord      2,200'  F&G SS-2000            GOM     Contracted    Amerada Hess          one well        mid 120's
-------------------------------------------------------------------------------------------------------------------------
Ocean Lexington    2,200'  F&G SS-2000            GOM      Shipyard         DODI                 -                -
-------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga     2,200'  F&G SS-2000            GOM     Contracted        LLOG            three wells        mid 60's
------------------------------------------------------------------------------------------------------------------------

     RIG NAME          START DATE      EST. END DATE            FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------
Ocean Quest           mid June 2005    late July 2005   120 day term plus option with Noble in mid 120's beginning mid June and ending mid Oct. 2005.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Star           early Dec. 2004   mid July 2005    90 day term extension plus option with Kerr-McGee in low 140's beginning mid July 2005 and ending early Oct. 2005; followed by 12 month extension with Kerr-McGee in mid 170's beginning early Oct.
                                                        2005 and ending early Oct. 2006.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean America         early May 2005   mid Sept. 2005   Following assignment wells with Pioneer, first of two extension wells with Mariner in mid 110's beginning mid Sept. and ending late Oct.;
                                                        followed by second well with Mariner in low 130's beginning late Oct.
                                                        and ending late Dec. 2005; followed by one year term plus option with
                                                        Mariner in low 230's beginning late Dec. 2005 and ending late Dec.
                                                        2006.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant          mid May 2005    late June 2005   One well with Kerr-McGee in low 130's beginning late June and ending late Aug. 2005; followed by 180 day term extension with Kerr-McGee in low 150's beginning late Aug. 2005 and ending mid Feb. 2006.
                                                        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Victory             early        late July 2005   One well with Kerr-McGee in mid 180's beginning late July and ending
                        June 2005                       early Sept.; followed by one year term with Murphy in low 200's beginning early Sept. 2005 and ending early Sept. 2006.  Available;
                                                        actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence       early Jan.        early Jan.     LOI for two-year term plus option in low 280's beginning early Jan.
                          2001              2006        2006 and ending early Jan. 2008.   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager         early May 2005   mid June 2005    Two wells with ATP in mid 90's beginning mid June and ending early
                                                        Aug.; followed by one well with Amerada Hess in low 110's beginning early Aug. and ending late Sept.; followed by LOI for one well in low
                                                        110's beginning late Sept. and ending mid Nov.; followed by two wells plus option with Amerada Hess in mid 120's beginning mid Dec. 2005 and ending mid Feb. 2006.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Concord         late May 2005    late July 2005   One well with Kerr-McGee in mid 70's beginning late July. and ending late Sept.; followed by two well extension plus option with
                                                        Kerr-McGee in mid 90's beginning late Sept. and ending mid Dec.
                                                        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington             -            late Sept.     Approximately 120-day Survey and maintenance between second and third
                                            2005        well, beginning late May and ending late Sept.  Following survey, two additional wells with Walter in low 60's beginning late Sept. and ending late Nov.; followed by one well plus option with Walter in low
                                                        80's beginning late Nov. and ending late Dec. 2005.  Available;
                                                        actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga        mid Dec. 2004    late June 2005   Two wells plus option with LLOG in low 110's beginning late June and ending late Nov.; followed by six month extension with LLOG in low
                                                        120's beginning late Nov. 2005 and ending late May 2006.  Available;
                                                        actively marketing.
------------------------------------------------------------------------------------------------------------------------------

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JUNE 20, 2005

                                                                                                              DAYRATE
     RIG NAME        WD       DESIGN           LOCATION     STATUS*       OPERATOR          CURRENT TERM       (000s)
-------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
-------------------------------------------------------------------------------------------------------------------------
Ocean Crusader      200'   Mat Cantilever         GOM        DODI             -                  -                -
-------------------------------------------------------------------------------------------------------------------------
Ocean Drake         200'   Mat Cantilever         GOM     Contracted     ADTI/Seneca      three wells plus     mid 40's
                                                                                                option
-------------------------------------------------------------------------------------------------------------------------
Ocean Champion      250'   Mat Slot               GOM     Contracted        Hunt             two wells         low 40's
-------------------------------------------------------------------------------------------------------------------------
Ocean Columbia      250'   Independent Leg        GOM     Contracted     Kerr-McGee          Five wells        mid 40's
                           Cantilever
-------------------------------------------------------------------------------------------------------------------------
Ocean Spartan       300'   Independent Leg        GOM     Contracted        LLOG          three wells plus    high 40's
                           Cantilever                                                          option
-------------------------------------------------------------------------------------------------------------------------
Ocean Spur          300'   Independent Leg        GOM     Contracted       Forest       one well plus option   mid 40's
                           Cantilever
-------------------------------------------------------------------------------------------------------------------------
Ocean King          300'   Independent Leg        GOM     Contracted       El Paso       two well extension    mid 50's
                           Cantilever
-------------------------------------------------------------------------------------------------------------------------
Ocean Nugget        300'   Independent Leg        GOM     Contracted    Houston Expl.  two wells plus option   low 50's
                           Cantilever
-------------------------------------------------------------------------------------------------------------------------
Ocean Summit        300'   Independent Leg        GOM     Contracted        LLOG       two wells plus option   mid 40's
                           Cantilever
-------------------------------------------------------------------------------------------------------------------------
Ocean Warwick       300'   Independent Leg        GOM     Contracted       Chevron          90 day term        low 60's
                           Cantilever
-------------------------------------------------------------------------------------------------------------------------
Ocean Titan         350'   Independent Leg        GOM     Contracted         BHP        one well plus option   mid 50's
                           Cantilever
-------------------------------------------------------------------------------------------------------------------------
Ocean Tower         350'   Independent Leg        GOM     Contracted       Chevron      one well plus option   mid 50's
                           Cantilever
-------------------------------------------------------------------------------------------------------------------------

     RIG NAME         START DATE      EST. END DATE            FUTURE CONTRACTS AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
-----------------------------------------------------------------------------------------------------------------------------
Ocean Crusader             -                -          Leg repair; One well with Unocal in high 40's beginning late June and ending mid July.  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------
Ocean Drake          early May 2005   late June 2005   One well with ADT/Samson in low 50's beginning late June and ending late July; followed by term contract with Chevron in low 50's beginning late July 2005 and ending late June 2006.  Available;
                                                       actively marketing.
-----------------------------------------------------------------------------------------------------------------------------
Ocean Champion       late Jan. 2005   late June 2005   One well extension plus option with Hunt in mid 40's beginning late
                                                       June and ending early Aug. 2005; followed by two well extension plus option with Hunt in low 50's beginning early Aug. and ending mid Oct.
                                                       2005.  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------
Ocean Columbia       early Jan. 2005    early July     Six month term plus option with Newfield in mid 50's beginning early
                                           2005        July 2005 and ending early Jan. 2006.  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------
Ocean Spartan        late Feb. 2005   late June 2005   Two well extension plus option with LLOG in high 50's beginning late
                                                       June and ending late Aug. 2005.  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------
Ocean Spur            mid May 2005    late June 2005   Maintenance/repairs late June through late Aug. 2005.  Available;
                                                       actively marketing.
-----------------------------------------------------------------------------------------------------------------------------
Ocean King            mid May 2005    late June 2005   One well with El Paso in mid 60's beginning late June and ending mid
                                                       July; followed by one well extension in low 60's beginning mid July and ending late July 2005.  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------
Ocean Nugget          mid May 2005     early Sept.     Available; actively marketing.
                                           2005
-----------------------------------------------------------------------------------------------------------------------------
Ocean Summit         late Feb. 2005   late June 2005   One well extension plus option with LLOG in high 50's beginning late
                                                       June and ending late July 2005; followed by one well extension plus option with LLOG in mid 60's beginning late July and ending late Aug.
                                                       2005.  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------
Ocean Warwick        late May 2005      early Aug.     Available; actively marketing.
                                           2005
-----------------------------------------------------------------------------------------------------------------------------
Ocean Titan          late Jan. 2005   mid Aug. 2005    Three wells with Walter in mid 70's beginning mid Aug. and ending mid
                                                       Nov. 2005. Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------
Ocean Tower         early Jan. 2005   mid Aug. 2005    One well extension plus option with Chevron in high 60's beginning mid Aug. and ending early Nov. 2005; followed by LOI for one well in mid 80's beginning early Nov. and ending late Dec. 2005.  Available;
                                                       actively marketing.
-----------------------------------------------------------------------------------------------------------------------------

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JUNE 20, 2005

                                                                                                              DAYRATE
     RIG NAME        WD       DESIGN           LOCATION     STATUS*       OPERATOR          CURRENT TERM       (000s)
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador   1,100'  Bethlehem SS-2000      GOM     Contracted        PEMEX       four year term work    mid 50's
------------------------------------------------------------------------------------------------------------------------
Ocean Whittington  1,500'  Aker H-3               GOM     Contracted        PEMEX       four year term work    low 60's
------------------------------------------------------------------------------------------------------------------------
Ocean Worker       3,500'  F&G 9500 Enhanced      GOM     Contracted        PEMEX       four year term work   high 60's
                           Pacesetter
------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown     2,850'  F&G SS-2000            GOM     Contracted        PEMEX       four year term work    mid 40's
------------------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------------------
Ocean Nomad        1,200'  Aker H-3            North Sea  Contracted      Talisman            one year         low 80's
------------------------------------------------------------------------------------------------------------------------
Ocean Guardian     1,500'  Earl & Wright       North Sea  Contracted        Shell             one year         low 80's
                           Sedco 711 Series
------------------------------------------------------------------------------------------------------------------------
Ocean Princess     1,500'  Aker H-3            North Sea  Contracted      Talisman       one year extension    low 80's
------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard     1,500'  Bingo 3000          North Sea  Contracted       Statoil         one year term      low 140's
------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------
Ocean Bounty       1,500'  Victory Class       Australia  Contracted         ENI        one well plus option   mid 80's
------------------------------------------------------------------------------------------------------------------------
Ocean Patriot      1,500'  Bingo 3000          Australia  Contracted       Santos           three wells       high 70's
------------------------------------------------------------------------------------------------------------------------
Ocean Epoch        1,640'  Korkut              Malaysia   Contracted       Murphy      six wells plus option   mid 70's
------------------------------------------------------------------------------------------------------------------------
Ocean General      1,640'  Korkut              Malaysia   Contracted        CTOC             six wells         mid 70's
------------------------------------------------------------------------------------------------------------------------
Ocean Baroness     7,000'  Victory Class       Singapore   Shipyard         DODI                 -                -
------------------------------------------------------------------------------------------------------------------------
Ocean Rover        7,000'  Victory Class       Malaysia   Contracted       Murphy         six option wells    mid 120's
------------------------------------------------------------------------------------------------------------------------

     RIG NAME          START DATE      EST. END DATE            FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador      late July 2003   mid Dec. 2007    Available.
------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington     late July 2003   early Oct. 2006  Available.
------------------------------------------------------------------------------------------------------------------------------
Ocean Worker          mid Aug. 2003    late July 2007   Available.

------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown        late Oct. 2003   mid July 2007    Available.
------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad          early Jan. 2005   late Jan. 2006   LOI for one year in mid 150's beginning late Jan. 2006 and ending late Jan. 2007.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian        late Mar. 2005   late Mar. 2006   One-year term extension plus option with Shell in low 160's beginning late Mar. 2006 and ending late Mar. 2007.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Princess       early Jan. 2005   late Dec. 2005   LOI for two years plus option in low 150's beginning in late Dec.
                                                        2005 and ending in late Dec. 2007.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard        late May 2005     early Sept.     One year plus option program in Norway with Statoil in low 140's
                                            2006        beginning in late May 2005 and ending in early Sept. 2006 (time period to include one well redrill with ENI in low 140's beginning late July and ending late Oct. 2005).  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty         early April 2005  late June 2005   One well plus option with ConocoPhillips in mid 80's beginning late
                                                        June and ending early Sept.; followed by one well with Coogee Res. in mid 80's beginning early Sept. and ending early Oct.; followed by two wells plus option with Coogee in low 90's beginning early Oct. and ending mid Dec.; followed by LOI for one well plus option in mid 90's beginning mid Dec. 2005 and ending mid Jan. 2006; followed by four wells plus option in high 90's with Woodside beginning mid Jan. 2006 and ending late July 2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot        late April 2005     early Aug.     One well plus three options with Anzon in high 70's beginning early
                                            2005        Aug. and ending mid Sept.; followed by one well with Bass Straits in high 70's beginning mid Sept. and ending late Sept.; followed by one well with Bass Straits in high 130's beginning late Sept. and ending mid Oct.; followed by one well with Apache in low 150's beginning mid
                                                        Oct. and ending mid Nov.; followed by first of four Anzon options in mid 130's beginning mid Nov. and ending late Dec.; followed by second of four Anzon options in upper 130's beginning late Dec. 2005 and ending late Jan. 2006; followed by third and fourth of four options in low 140's beginning late Jan. 2006 and ending early April;
                                                        followed by Survey beginning early April and ending mid April;
                                                        followed by two exercised option wells with Apache in high 70's beginning mid April and ending early June; followed by four wells plus option with NZOP in low 100's beginning early June and ending
                                                        late Dec. 2006.   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch          late April 2005   mid Dec. 2005    Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean General         mid June 2005    mid Jan. 2006    LOI for one well plus option in high 70's in Viet Nam beginning mid
                                                        Jan. 2006 and ending mid Feb. 2006.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness              -                -          Shipyard/survey early June until mid Aug.  Mobe to GOM and prep for one year plus option with Amerada Hess in low 200's beginning mid
                                                        Oct. 2005 and ending mid Oct. 2006.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------
Ocean Rover           late Jan. 2005   late June 2005   LOI with Murphy for 950 day extension at average dayrate in mid 170's
                                                        beginning late June 2005 and ending mid Jan. 2008.   Available;
                                                        actively marketing.
------------------------------------------------------------------------------------------------------------------------------

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JUNE 20, 2005

                                                                                                              DAYRATE
     RIG NAME        WD       DESIGN           LOCATION     STATUS*       OPERATOR          CURRENT TERM       (000s)
-------------------------------------------------------------------------------------------------------------------------
BRAZIL
-------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy        3,300'  DP DYVI Super        Brazil    Contracted      Petrobras      700 day extension     mid 70's
                           Yatzy
-------------------------------------------------------------------------------------------------------------------------
Ocean Winner       3,500'  Aker H-3             Brazil    Contracted      Petrobras      700 day extension     mid 50's
-------------------------------------------------------------------------------------------------------------------------
Ocean Alliance     5,000'  Alliance Class       Brazil    Contracted      Petrobras      one year extension   high 90's
-------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------------------------------------
Ocean Clipper      7,500'  DP Fluor/Mitsubishi  Brazil    Contracted      Petrobras      700 day extension    low 100's
-------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign     250'   Independent Leg     Indonesia  Contracted       Santos           eight wells       upper 60's
                           Cantilever
-------------------------------------------------------------------------------------------------------------------------
Ocean Heritage      300'   Independent Leg       Qatar    Contracted   Conoco/Phillips two wells plus option   low 70's
                           Cantilever
-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================
UPGRADE (1)
-------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor     2,000'  Victory Class       Shipyard    Upgrading        DODI                 -                -
-------------------------------------------------------------------------------------------------------------------------

COLD STACKED (1)
-------------------------------------------------------------------------------------------------------------------------
Ocean New Era      1,500'  Korkut                 GOM    Cold Stacked       DODI                 -                -
-------------------------------------------------------------------------------------------------------------------------

ASSETS HELD FOR SALE (0)
-------------------------------------------------------------------------------------------------------------------------
Ocean Liberator     600'   Aker H-3                -         SOLD             -                  -                -
-------------------------------------------------------------------------------------------------------------------------

PURCHASE PENDING--RESERVED FOR UPGRADE (1)
-------------------------------------------------------------------------------------------------------------------------
Garden Banks**     2,200'  Victory Class          GOM    Out of               -                  -                -
                                                         Service
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

     RIG NAME         START DATE      EST. END DATE            FUTURE CONTRACTS AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL
-----------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy         early Nov. 2003     early Oct.     LOI for four-year term extension in mid 110's, plus potential bonus,
                                          2005         beginning early Oct. 2005 and ending early Oct. 2009.  Available;
                                                       actively marketing.
-----------------------------------------------------------------------------------------------------------------------------
Ocean Winner        early April 2004  mid Mar. 2006    LOI for four-year term extension in low 110's, plus potential bonus, beginning mid Mar. 2006 and ending mid Mar. 2010.  Available;
                                                       actively marketing.
-----------------------------------------------------------------------------------------------------------------------------
Ocean Alliance      early Sept. 2004   early Sept.     LOI for four-year term extension in mid 150's, plus potential bonus,
                                           2005        beginning early Sept. 2005 and ending early Sept. 2009.  Available;
                                                       actively marketing.
-----------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------------------------------------------
Ocean Clipper       early Jan. 2003   mid Dec. 2005    LOI for five-year extension in low 180's, plus potential bonus, beginning mid Dec. 2005 and ending mid Dec. 2010.  Available;
                                                       actively marketing.
-----------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign      early May 2005     early Mar.     Available; actively marketing.
                                           2006
-----------------------------------------------------------------------------------------------------------------------------
Ocean Heritage       mid June 2005    late Mar. 2006   Available; actively marketing.

-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
UPGRADE (1)
-----------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor             -                -          Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig.  Estimated completion early 2007.  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------

COLD STACKED (1)
-----------------------------------------------------------------------------------------------------------------------------
Ocean New Era              -                -          Cold stacked Dec. '02.
-----------------------------------------------------------------------------------------------------------------------------

ASSETS HELD
FOR SALE (0)
-----------------------------------------------------------------------------------------------------------------------------
Ocean Liberator            -                -
-----------------------------------------------------------------------------------------------------------------------------

PURCHASE PENDING -- RESERVED FOR UPGRADE (1)
-----------------------------------------------------------------------------------------------------------------------------
Garden Banks**             -                -          Currently retired from active service as drilling and production platform.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

** DIAMOND OFFSHORE SERVICES COMPANY HAS ENTERED INTO A DEFINITIVE AGREEMENT TO
   PURCHASE THE GARDEN BANKS, SUBJECT TO CERTAIN CONDITIONS, WHICH IS EXPECTED TO BE CONSUMMATED IN SEPTEMBER 2005. DIAMOND OFFSHORE DOES NOT CURRENTLY OWN THE RIG.

GOM = Gulf of Mexico